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                                                                   EXHIBIT 10.18

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement"), dated as of March 29, 2002, is made by American Reimbursement, LLC a Delaware limited liability company ("Grantor"), in favor of Med Diversified, Inc., a Nevada corporation ("Secured Party").

                              W I T N E S S E T H:

     WHEREAS, Grantor desires to enter into a certain Assumption and Indemnification Agreement, dated as of March 29, 2002, with Secured Party (such agreement, as amended, supplemented, restated, replaced or refinanced from time to time, the "Assumption Agreement"; capitalized terms used herein without definition shall have the meanings ascribed to them in the Assumption Agreement), pursuant to which, among other things, Grantor has agreed to assume the payment obligations of Secured Party under the Debentures and to indemnify Secured Party against any liability that it may incur hereafter in connection with the Debentures; and

     WHEREAS, pursuant to the Assumption Agreement, Grantor is required to enter into this Agreement granting collateral to Secured Party for Grantor's assumption and indemnification obligations under the Assumption Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Secured Party hereby agree as follows:

     1. OBLIGATIONS. The term "Obligations", as used herein, shall mean all obligations of Grantor to Secured Party arising under Sections 1(a) and 1(b) of the Assumption Agreement., whether the same are matured or unmatured, including interest on any such Obligations, whether accruing before or after any bankruptcy or insolvency case or proceeding involving Grantor or any other Person and also including (if interest on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding) such interest as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by Secured Party in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Agreement.

     2. SECURITY. As security for the prompt and complete payment and performance of the Obligations when due, Grantor hereby delivers, pledges and grants a security interest to Secured Party in all of Grantor's right, title and interest (whether now owned and existing or hereafter arising or acquired) in and to the following: all of Grantor's right, title and interest in and to those accounts receivable listed on SCHEDULES A-1, A-2, A-3, A-4 and A-5 hereto; and all accessions to, substitutions for, and replacements, proceeds and products of any of the foregoing (including, without limitation, all rights in, to and under all policies of insurance, as well as claims or rights to payments thereunder and proceeds therefrom, and any credit insurance)(collectively, the "Collateral"). Terms used in the foregoing definition of Collateral shall have the meanings provided in the Uniform Commercial Code as in effect in the State of Delaware (the "UCC").

     Grantor will not (i) change its name or identity, (ii) establish any other location other than the address set forth beneath its signature hereto where it expects to maintain inventory and/or equipment or

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(iii) change its principal place of business or the place where its records concerning the Collateral are kept from the address set forth beneath its signature hereto, unless Grantor shall have given Secured Party at least thirty
(30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Secured Party to amend such financing statement or continuation statement as Secured Party may deem appropriate or otherwise to maintain perfection of Secured Party's security interest in the Collateral.

     Grantor hereby irrevocably constitutes and appoints Secured Party and any agent or representative thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Grantor's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of Grantor, without notice to or assent by Grantor to do the following: (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable; (ii) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Secured Party or as Secured Party shall direct, with the exception of accounts receivable payable by Medicare, Medicaid or any other governmental payor that must be made payable to the healthcare provider that rendered the underlying healthcare services; provided, however, that any such direction shall relate only to the Collateral and shall not relate to any other accounts receivable generated by the healthcare provider that generated the Collateral; (iii) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; and (iv) generally to sell, transfer, pledge, make any agreement with respect or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, at any time, or from time to time, all acts and things which Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and Secured Party's lien therein, in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do, with the exception noted in (ii) above. Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 2 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

     Grantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of, or proof of reliance by, Secured Party upon this Agreement or acceptance of this Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement. Grantor unconditionally waives, to the extent permitted by law: (a) all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Secured Party upon this Agreement or acceptance of this Agreement (the Obligations being deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement); (b) all notices that may be required by statute, rule of law or otherwise, now or hereafter in

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effect, including without limitation, any demand, presentment, protest, proof or notice of nonpayment; (c) any requirement of diligence on the part of any Person; and (d) any requirement of Secured Party to take any action whatsoever, to exhaust any remedies or to mitigate damages.

     3. ASSIGNMENT BY SECURED PARTY. Secured Party may, from time to time, whether before or after any discontinuance of this Agreement, at its sole discretion and without notice to Grantor, assign or transfer any or all of its portion of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Agreement, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Obligations, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were Secured Party, as appropriate.

     4. NO WAIVER. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Secured Party except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair Secured Party's rights or Grantor's obligations under this Agreement. For the purposes of this Agreement, Obligations shall include all of the obligations described in the definition thereof, notwithstanding any right or power of Grantor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of Grantor hereunder. Grantor's obligations under this Agreement shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of Grantor. Grantor hereby acknowledges that there are no conditions to the effectiveness of this Agreement.

     6. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Secured Party that:

          (a) Grantor has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and such other instruments or agreements relating thereto to which it is or may become a party;

          (b) Grantor has duly executed and delivered this Agreement, and this Agreement is the legal, valid and binding obligation of Grantor, enforceable in accordance with its terms;

          (c) the execution, delivery and performance of this Agreement by Grantor does not conflict with, or constitute a violation under, any law, regulation order, agreement or instrument to which Grantor is a party or by which Grantor or its properties is bound.

     7. EVENTS OF DEFAULT. An "Event of Default" shall exist under this Agreement if at any time: (a) any representation or warranty of made by Grantor under this Agreement shall have been false or misleading in any material respect when made; or (b) Grantor shall fail to make any payment hereunder upon demand therefor.

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     8.   REMEDIES.

          (a) In case an Event of Default shall occur and be continuing, the Obligations shall become immediately due and payable and Secured Party shall be entitled to exercise all of Secured Party's rights, powers and remedies (whether pursuant to applicable law or this Agreement) with respect thereto and for the protection and enforcement of Secured Party's rights in the Collateral, including, without limitation, the following:

               (i) the right to receive all monies or other property which, but for the occurrence of the Event of Default, Grantor would have been entitled to retain;

               (ii) to transfer registration of the Collateral into Secured Party's name;

               (iii) to sell, assign or otherwise dispose of the Collateral, in the entirety or in separate lots, and generally in such manner, at such time or times, at such place or places and on such terms as Secured Party, in compliance with any mandatory requirements of applicable law, may determine to be commercially reasonable, and, to the extent permitted by any such requirement of law, Secured Party may bid (which may be a credit bid) for and become the purchaser of the Collateral (or any portion thereof), offered for sale in accordance with this section without accountability to Grantor, except pursuant to subsection (b)(iii) below.

          (b) The proceeds of any disposition of any Collateral obtained pursuant to this section shall be applied as follows:

               (i) first, to the payment of any and all expenses and fees (including reasonable attorney's fees) incurred by Secured Party in foreclosing on and disposing of the Collateral;

               (ii) next, any surplus then remaining to the payment of the Obligations (whether matured or unmatured) in such order as Secured Party may determine in its sole discretion; and

               (iii) thereafter, if no other Obligations are outstanding, any surplus then remaining shall be paid to Grantor or to such other person legally entitled to same; it being understood that Grantor will remain liable to Secured Party to the extent of any deficiency between the amount of the Obligations and the aggregate of all amount realized from Collateral.

     9. COSTS, ETC. Grantor agrees to pay all reasonable costs of Secured Party, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

     10. CUMULATIVE RIGHTS. Secured Party's rights, powers and remedies under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party under law or otherwise, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

     11.  MISCELLANEOUS.

          (a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Grantor and upon Grantor's successors; and all references herein to Grantor shall be deemed to include any successor or successors, whether immediate or remote, to such Person. Grantor shall have no right to assign its

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obligations hereunder. This Agreement shall inure to the benefit of Secured
Party and its successors, assigns and transferees.

          (b) SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable laws and regulations, but if any provision of this Agreement shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (c) SERVICE OF PROCESS. Grantor agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth below or at such other address of which Secured Party shall have been notified in writing, and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

          (d) NOTICES. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and deposited in the U.S. Postal Service via registered mail. The initial address for notices to Grantor is set forth beneath its signature below.
          (e) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

          (f) WAIVER OF JURY TRIAL. GRANTOR, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, AND SECURED PARTY, BY ACCEPTING THIS AGREEMENT, EACH EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          (g) COUNTERPARTS. This Agreement may be executed in counterparts (including counterparts delivered by facsimile), each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same document.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS.]

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     IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered as of the date first above written.

"Grantor"      AMERICAN REIMBURSMENT, LLC, a Delaware limited liability company

                               By: /s/ Richard J. Boudreau
                                  -----------------------------------------
                                  Name: Richard J. Boudreau
                                  Title: Manager

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                                  SCHEDULE A-1

                            TLCS ACCOUNTS RECEIVABLE

                                   $20,098,000

Due to the voluminous nature of the information required to precisely describe each of the accounts receivable included as part of the total pool of accounts receivable, such information is not included herewith and is separately available for review upon request.

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                                  SCHEDULE A-2

                             HMA ACCOUNTS RECEIVABLE

                                   $63,346,673

Due to the voluminous nature of the information required to precisely describe each of the accounts receivable included as part of the total pool of accounts receivable, such information is not included herewith and is separately available for review upon request.

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                                  SCHEDULE A-3

                             IMS ACCOUNTS RECEIVABLE

                                   $3,344,074

Due to the voluminous nature of the information required to precisely describe each of the accounts receivable included as part of the total pool of accounts receivable, such information is not included herewith and is separately available for review upon request.

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                                  SCHEDULE A-4

                          MILLENIUM ACCOUNTS RECEIVABLE

                                 $23,413,000

Due to the voluminous nature of the information required to precisely describe each of the accounts receivable included as part of the total pool of accounts receivable, such information is not included herewith and is separately available for review upon request.

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                                  SCHEDULE A-5

                          CHARTWELL ACCOUNTS RECEIVABLE

                                   $6,500,000

Due to the voluminous nature of the information required to precisely describe each of the accounts receivable included as part of the total pool of accounts receivable, such information is not included herewith and is separately available for review upon request.


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